SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 24, 1999


                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)




    Delaware                       1-12385                      74-1541566
(State or other jurisdiction      (Commission                (I.R.S. Employer
    of incorporation)              File Number)            Identification No.)


                 4101 Washington Avenue, Newport News, VA 23607
             (Address of principal executive offices)      (zip code)


                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

        The information contained in the Company's Release of June 24, 1999, set forth as Exhibit 99.1 to this Current Report on Form 8-K, is hereby incorporated into this Item 5 by reference.


Item 7. Financial Statements and Exhibits

(c)  Exhibits

         Exhibit 99.1         Press Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NEWPORT NEWS SHIPBUILDING INC.



Date:  June 24, 1999               By:    /s/ Peter A.V. Huegel
                                          ---------------------------------
                                   Name:  Peter A.V. Huegel
                                   Title: Assistant Secretary

                                  Exhibit Index

Exhibit No.          Description of Exhibit           Sequential Page
                                                          Number

Exhibit 99.1         Press Release                          5